UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2024
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.03 regarding the Accenture Tower Revolving Loan (defined below) is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
Accenture Tower Revolving Loan
On November 2, 2020, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary (the “Accenture Tower Borrower”), entered into a loan facility with U.S. Bank, National Association, as administrative agent (the “Agent”), joint lead arranger and co-book runner; Bank of America, N.A., as syndication agent, joint lead arranger and co-book runner; and each of the financial institutions signatory thereto as lenders (as amended and modified, the “Accenture Tower Revolving Loan”). The current lenders under the Accenture Tower Revolving Loan are U.S. Bank, National Association, Bank of America, N.A., Deutsche Pfandbriefbank AG and the National Bank of Kuwait S.A.K.P. Grand Caymans Branch (the “Accenture Tower Lenders”). The Accenture Tower Revolving Loan is secured by Accenture Tower.
On November 1, 2024, KBS REIT III, through the Accenture Tower Borrower, entered into a third modification agreement with the Accenture Tower Lenders (the “Third Modification Agreement”) to (i) extend the maturity date of the Accenture Tower Revolving Loan to December 10, 2024 and (ii) remove any prior right of the Accenture Tower Borrower to exercise an additional 12-month extension option. Under the Third Modification Agreement, the Agent and the Accenture Tower Lenders waived the requirement for KBS REIT Properties III, LLC (“REIT Properties III”), KBS REIT III’s wholly owned subsidiary, as guarantor to satisfy the net worth covenant, the leverage ratio covenant and the EBITDA to fixed charges ratio covenant for all periods following November 1, 2024 through the extended maturity date of December 10, 2024. As of November 1, 2024, the outstanding principal balance of the Accenture Tower Revolving Loan was $306.0 million, which consisted of $229.5 million of term debt and $76.5 million of revolving debt. KBS REIT III continues to work with the Accenture Tower Lenders to reach a longer-term extension of the Accenture Tower Revolving Loan, though there can be no assurance as to the certainty or timing of KBS REIT III’s plans.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. These include statements about KBS REIT III’s plans, strategies and prospects, including its ability to comply with any terms, conditions, obligations or covenants contained in any agreements related to debt obligations. These statements are subject to known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the continued disruptions in the financial markets impacting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Part II, Item 1A of KBS REIT III’s Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission.
As a result of KBS REIT III’s upcoming loan maturities, the challenging commercial real estate lending environment, the current interest rate environment, leasing challenges in certain markets where KBS REIT III owns properties and the lack of transaction volume in the U.S. office market as well as general market instability, there is substantial doubt as to KBS REIT III’s ability to continue as a going concern for at least a year from August 14, 2024. If KBS REIT III is unable to repay, refinance or extend maturing loans, the lenders may seek to foreclose on the underlying collateral. Moreover, KBS REIT III’s loan agreements contain cross default provisions, including that the failure of one or more of its subsidiaries to pay debt as it matures under one debt facility may trigger the acceleration of KBS REIT III’s indebtedness under other debt facilities. There is no assurance that KBS REIT III will be able to satisfy, extend or refinance any maturing loans. Even if KBS REIT III does, KBS REIT III may still be adversely affected if substantial principal paydowns are required or if it is unable to satisfy any covenants or other terms and conditions contained in any agreement evidencing such extension or refinancing. There is no assurance that KBS REIT III will be able to satisfy any covenants or other terms and conditions contained in any current agreements evidencing its debt obligations (some of which conditions are not in the sole control of KBS REIT III, including conditions that require KBS REIT III to take identified actions relating to its portfolio) or any extension or refinancing agreement that is entered into. If KBS REIT III unable to successfully refinance or restructure certain of its debt instruments, KBS REIT III may seek the protection of the bankruptcy court to implement a restructuring plan, which would constitute an event of default under the indebtedness of its subsidiaries.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: November 7, 2024	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary